UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2022

FREEDOM HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

“Esentai Tower” BC, Floor 7, 77/7 Al Farabi Ave., Almaty, Kazakhstan
(Address of principal executive offices)

050040
(Zip code)

+7 727 311 10 64
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FRHC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01     Changes in Registrants Certifying Accountant
On July 28, 2022, WSRP, LLC (“WSRP”), the independent registered public accounting firm of Freedom Holding Corp. (the “Company”) notified the Company that it was declining to stand for reappointment to conduct the audit of the Company’s financial statements for the fiscal year ending March 31, 2023. WSRP has informed the Company that it will continue to perform services for the Company in connection with the fiscal quarter ending June 30, 2022. The Company expects to engage a suitable replacement for WSRP within a timely fashion.
WSRP’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended March 31, 2022 and 2021, did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended March 31, 2022 and 2021, and the subsequent interim period through July 28, 2022, there were no disagreements between the Company and WSRP on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of WSRP, would have caused WSRP to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for such periods.
During the fiscal years ended March 31, 2022 and 2021, and during the subsequent interim period through July 28, 2022, there were no “reportable events”, as defined in Regulation S-K Item 304(a)(1)(v).
The Company provided WSRP with a copy of the disclosures it is making in this Current Report on Form 8-K and requested WSRP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements contained herein, and if it does not, stating the respects in which it does not agree. A copy of WSRP’s letter, dated July 28, 2022, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description

16.1	Letter to the Securities and Exchange Commission from WSRP, LLC, dated July 28, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM HOLDING CORP.

Date: July 29, 2022	By:	/s/ Evgeniy Ler
Evgeniy Ler
Chief Financial Officer

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